SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2017

PROGREEN US, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-25429	59-3087128
(State or Other Jurisdiction	(Commission	( I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6443 Inkster Road, Suite 170-D, Bloomfield Township, MI	48301
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 973-8851

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement

EMA Financial LLC Convertible Note

Effective on April 27, 2017, the Company issued a convertible note, in the principal amount of $113,000, bearing interest at the rate of 10% per annum (the “Convertible Note”) to EMA Financial, LLC (the “Holder”) pursuant to a Securities Purchase Agreement dated as of April 3, 2017. The Convertible Note provides the Holder the right, at any time after 180 days from the Closing Date of this Note, to convert the outstanding balance (including accrued and unpaid interest) of such Convertible Note into shares of the Company’s common stock at a price ("Conversion Price") for each share of common stock equal to the lower of: (i) the closing sale price of the Common Stock on the Principal Market on the Trading Day immediately preceding the Closing Date, and (ii) 55% of either the lowest sale price for the Common Stock on the Principal Market during the fifteen (15) consecutive Trading Days immediately preceding the Conversion Date or the closing bid price, whichever is lower, provided, however, if the Company’s share price at any time loses the bid (ex: 0.0001 on the ask with zero market makers on the bid on level 2), then the Conversion Price may, in the Holder’s sole and absolute discretion, be reduced to a fixed conversion price of 0.00001 (if lower than the conversion price otherwise), and provided, that if on the date of delivery of the Conversion Shares to the Holder, or any date thereafter while Conversion Shares are held by the Holder, the closing bid price per share of Common Stock on the Principal Market on the Trading Day on which the Common Shares are traded is less than the sale price per share of Common Stock on the Principal Market on the Trading Day used to calculate the Conversion Price hereunder, then such Conversion Price shall be automatically reduced such that the Conversion Price shall be recalculated using the new low closing bid price (“Adjusted Conversion Price”) and shall replace the Conversion Price above, and Holder shall be issued a number of additional shares such that the aggregate number of shares Holder receives is based upon the Adjusted Conversion Price. The Convertible Note is payable, along with interest thereon, on April 3, 2018.

In the event any principal or interest is not timely paid or another Event of Default, the Convertible Note is immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), and interest shall accrue at a default interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law. The Holder is prohibited from converting the Convertible Note into shares of the Company’s common stock to the extent that such conversion would result in the Holder beneficially owning more than 9.99% of the Company’s common stock.

During the first six months in which the Convertible Note is outstanding, the Company may redeem the Convertible Note as follows: (i) if the redemption is within the first 90 days, then for an amount equal to 120% of the unpaid principal amount of the Convertible Note along with any interest that has accrued during that period, and (ii) after the 90th day, but prior to the 180th, then for an amount equal to 125% of the unpaid principal amount of the Convertible Note along with any accrued interest. After six months have elapsed from the closing date the Convertible Note cannot be prepaid.

The Convertible Note provides for customary events of default such as failing to timely make payments under the Convertible Note when due, unsatisfied judgments against the Company, failure to issue conversion shares in a timely manner and failure of the Company to file annual and quarterly reports with the Securities and Exchange Commission. Upon the occurrence of an event of default, as described in the Convertible Note, the Holder is entitled to enforce any and all of its rights and remedies provided in the Convertible Note or any other rights or remedies afforded by law to collect the default amount, calculated as 150% (or 200% if the default relates to delivery of conversion shares) of the Default Amount as defined, or if the Default Amount is not paid within five business days, to require the Company to immediately issue, in lieu of the Default Amount, the number of shares of Common Stock of the Company equal to the Default Amount divided by the Conversion Price then in effect.

2

The foregoing descriptions of the SECURITY PURCHASE AGREEMENT AND Convertible Note do not purport to be complete and are qualified in their entirety by reference to the FORMS OF SECURITY PURCHASE AGREEMENTS AND Convertible Note, which are filed as Exhibits 10.4 and 10.47 to this Current Report on Form 8-K and are incorporated herein by reference. DEFINED TERMS USED IN THE DESCRIPTIONS IN THIS CURRENT REPORT SHALL HAVE THE MEANINGS PROVIDED IN THE RESPECTIVE EQUITY PURCHSE AGREEMENT AND CONVERTIBLE NOTE, UNLESS SPECIFICALLY DEFINED ABOVE IN THIS REPORT.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02. Unregistered Sale of Equity Securities.

The following table sets forth the sales of unregistered securities since the Company’s last report filed under this item.

Date	Title and Amount(1)	Purchaser	Principal Underwriter	Total Offering Price/ Underwriting Discounts
April 27, 2017	Convertible Promissory Note in the principal amount of $113,000, issued to EMA Financial, LLC	Private Investor	NA	$113,000/NA

(1)	The issuances to lenders and investors are viewed by the Company as exempt from registration under the Securities Act of 1933, as amended (“Securities Act”), alternatively, as transactions either not involving any public offering, or as exempt under the provisions of Regulation D promulgated by the SEC under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

10.46	Convertible Note issued April 27, 2017 to EMA Financial, LLC.

10.47	Securities Purchase Agreement, dated April 3, 2017, between the Company and EMA Financial, LLC.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGREEN US, INC.

Dated: May 3, 2017	By:	/s/ Jan Telander
Jan Telander, Chief Executive Officer

4